UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

    On May 29, 2012, Progress Energy, Inc. (the “Company”) received notice from the plan administrator of the Progress Energy 401(k) Savings & Stock Ownership Plan and the Savings Plan for Employees of Florida Progress Corporation (collectively, the “401(k) Plan”) informing it that the Progress Energy Stock Fund under the 401(k) Plan will be closed for participant transactions from the close of business on June 29, 2012 until sometime during the week of July 1, 2012. The blackout period is required by the 401(k) Plan’s recordkeeper, Fidelity Investments, in connection with the proposed merger of the Company and Duke Energy Corporation.

    Although the date of the closing of the merger has not yet been finalized, the notice was sent to the Company at this time due to the advance notice requirements of the Employee Retirement Income Security Act of 1974, as amended.

    On May 29, 2012, the Company provided the attached notice to its directors and executive officers informing them that, during the blackout period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Company’s securities trading policy, they will be unable to trade in the Company’s common stock (or related securities). All dates contained in the attached notice assume the closing will occur on July 1, 2012, but if the closing does not occur on that date, the attached notice will be updated to reflect the actual date of the closing of the merger. During the blackout period and for a two-year period thereafter, information about the actual beginning and ending dates of the blackout period may be obtained, without charge, by contacting prior to the merger Progress Energy, Inc., Attention: Corporate Secretary, 410 S. Wilmington Street, Raleigh, NC 27601 (telephone (919) 546-6206), and after the merger Duke Energy Corporation, Attention: Corporate Secretary, 550 South Tryon St., Charlotte, NC 28202 (telephone (704) 382-2204).

    A copy of the blackout notice sent to the Company’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	EXHIBITS.

	99.1	Blackout Notice Concerning the Progress Energy 401(k) Savings & Stock Ownership Plan and the Savings Plan for Employees of Florida Progress Corporation.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date:  June 4, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Blackout Notice Concerning the Progress Energy 401(k) Savings & Stock Ownership Plan and the Savings Plan for Employees of Florida Progress Corporation.